UK: Merchandise Cont. How we achieve this continued... Differentiation Key exclusive products designed by the UK and US design teams Partnerships with Far Eastern factories because of US Buying power Value UK benefits from US economies of scale in buying Research shows that customers see us as offering value for money Over 80% of range is directly imported as in the US Safety UK Quality and IP Team ensure that we comply with all EEC and UK regulations

France: Merchandise Cont. How we achieve this continued..... Buy as much product as possible from the US and UK Layer specific French products to fulfill local flavor Key partnerships with Far Eastern factories due to US and UK combined buying power

France: Marketing Key Objective To make Claire's Accessories brand known in France and inform customers that they can find whatever accessories they need in our stores Key Facts Journalists now know our brand and ask for products Key coverage : ELLE, JEUNE & JOLIE, MARIE etc.

Financial: European Key Money Key money is the only way to convince the landlord or current tenant to sell their shop Lease agreements are normal bought and sold The better the location the higher the value Tenants property is strongly protected

Five Year Plan: European Operating Income (in millions) 25 31 35 41 49 20 30 40 50 F03 FY04 FY05 Y06 FY07

Claire's
European Meeting
September 13, 2002
Presented By:

Rowland Schaefer,
Chairman, President & CEO


claire's®
where getting ready is half the fun

Safe Harbor Statement

Remarks made and slides used during this meeting may contain "forward-looking" statements that represent the company's expectations or beliefs with respect to future events. These statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated. These factors include, without limitation, changes in consumer preferences for teen apparel and accessories, competition and economic conditions in North America, the United Kingdom, Europe and Japan. For further discussion, please refer to the company's most recent Form 10-Q and 10-K.


Prom
2002
overview

Overview

Presented By:

Marla Schaefer,
Vice Chairman

Flagship Store - N. A.


claire's

- Average store size: 1,000 square feet
- Targets 7-12 year olds
- 1,626 stores in N.A.
- Focus on value and selection
- $326 sales per sq. ft.

Icing by Claire's


ICING
by claire's

- Average store size: 1,132 square feet
- Targets 14-24 year olds
- 572 stores
- Capitalizes on Claire's brand name
- Turnaround on track
- $275 sales per square foot

Claire's Formula for Success

- World-wide sourcing initiatives
- Invested in prime real estate locations
- Extensive product research
- The right merchandise at the right price
- Two store concepts allow us to attract a larger demographic

Worldwide: 2,893 Stores (Q2)


Canada
169 Stores
USA
2, 029 Stores
Europe
596
Japan
99 Stores

Projected Store Opening Plan


N.A. Claire's
Accessories:55
Europe/Japan 125
N.A. Icing by Claire's: 5

Total: 185

Future New Opportunities

Claire's Accessories	
UK	70
Ireland	10
Switzerland	15
Austria	15
Germany	400
France	340
Japan	400
N. America	600
	1,850

This only includes countries
where we currently have a presence

Marketing


prom central
claire's

- Claire's is THE source for national teen magazine editorials on accessories
- Distinct brand images for each store
- Sales driven store layouts using plan-o-gram
  - Give stores consistent look
  - Maximizes merchandise presentation

Claire's Home Page


claire's
where getting ready is half the fun!
privacypolicy
store locator
search
keyword
price
fashion
gifts
at claire's
fun stuff
horoscope
wishlist
click here to see:
products
jewelry
hair
cosmetics
accessories
what's hot
color
pink
purple
blue
gold
silver
on sale
gypsy romance
embrace the free spirit
ruby dangle earrings
click here
red bead and wood cuff
click here
eye shadow cd case
click here
neopets
petpets
see what's in the stores!
click here
miniskateboard
$10 with free strap
click here
get the gypsy look!
click here
hotnews!
Britney Spears visits claire's in Las Vegas!
click here
speakup!
When I go for glitter, it's gotta be:
lip gloss
shimmer powder
hair spray
vote
to check out our
top ten trends
suede purse #2
click here
summer photoshoot
to see new scenes click here
privacy policy
terms of use
corporate
about us
claire's gift card
store locator
site map
copyright © 2001 claire's accessories
all rights reserved

Claire's Global Page


claire's where getting ready is half the fun!
privacypolicy
store locator
click on a flag
americas
united states
puerto rico
canada
europe
united kingdom
switzerland
ireland
germany
france
austria
asia
japan
welcome to claire's world wide
we're in france
See what they're wearing in Paris!
allez claires.co.fr
what's hot around the world
bohemian style cross necklace with turquoise—get the look in the u.s.
faux hair is the hot new trend in the uk—check them out
suede bags are all the rage in ireland— click to see them
sports themed jewelry rocks this whole world—check them out
PetPets™ are the hottest friend trend in the u.s. check them out
privacy policy
terms of use
corporate
store locator
copyright © 2001 claire's accessories all rights reserved

Distribution—North America

- Centralized outside Chicago
- 540,000 square foot Facility
- State of the art Put-to-Light system
- Can currently handle up to 3,000 stores
- Shipments to stores on daily basis
- Merchandise received and shipped to stores on same day!


operations

International Operations Overview

Presented By:

Bonnie Schaefer, Vice Chairman

Claire's Europe


cl@ire's accessories

- 596 Stores
- Average store size: 650 square feet
- Distribution center in UK, Switzerland and Austria
- Better operating margins than North America
- Future growth for Claire's

How Retail is Different in Europe

- The Euro
- Shopping hours not daily
- Customs, currency, languages, property laws all different
- Need to have local as well as U.S. fashion mix

Claire's formula for Success in Europe

- Purchased and grew 3 chains of stores in Europe with existing management teams
- Found enormous teen receptivity
- Claire's expertise in rolling out and operating stores
- Use Claire's "Best Practices"
  - Plan-o-grams, store design, company culture, store operations

Long-term Goals for Europe

- Continue to build infrastructure for future growth
- Have a new DC in Europe by the summer of 2004 in the Benelux area
- Continue aggressive store opening plan

European Store Growth


# of Stores
800
700
600
500
400
300
200
100
0
101
237
339
469
558
682
FY1998
FY1999
FY2000
FY2001
FY2002
FY2003 E

Claire's United Kingdom

Presented by:

Lyle Finlay, President

Claire's UK Headquarters


claire's

UK – Main Economical Data

- PEOPLE
- Population: (July 01 est.) 59,647,798
- Age Structure: (July 01 est.)

0 – 14 years	18.89%	male 5,778,415
		female 5,486,114
15 – 64 years	65.41%	male 19,712,932
		female 19,304,771
65 years and over	15.7%	male 3,895,921
		female 5,469,637

UK – Main Economical Data Continued...

PEOPLE continued...

- Population growth rate: (2001 est.)
  0.23% 59,647,798

ECONOMY

- Unemployment rate: (June 2002)
  5.1%
- Inflation rate: (July 2002)
  1.5%

UK: Life Stages of a Company



1
The infant company
2
The pioneer company
3
The rational company
4
The established company
5
The opportunity company
6
The transforming company

UK: Property Cycle


Retained Agents
(Blair Kirkman)
Field Visit Proposed Sites & Agree Sales
Feedback to Central Office & Proforma
Agree Legals
Open Store
Minimum
12 week
process

UK: Store Base



500
400
300
200
100
0
55
101
184
282
356
414
454
FY97
FY98
FY99
FY00
FY01
FY02
FY03

UK: Store Openings



100
80
60
40
20
0
7
46
83
98
74
58
45
FY97
FY98
FY99
FY00
FY01
FY02
FY03

UK: Store Locations Q2

STORE LOCATION	NUMBER
Service Stations	3
Railway Stations	4
Airports	11
Department Stores	1
High Streets	104
Malls	283
Mall/High Street	4
Outlet Villages	23
TOTAL	433

UK: Stores in UK


claire's
ear
piercing
claire's

UK: Stores in UK


claire's
ear piercing

UK: Merchandise

Key Objective

To ensure that our product offers fashion, choice, diversity, differentiation, value and safety for our customers.

How we achieve this:-

Fashion

- UK & US design teams work closely together to maximize resources & share ideas from around the world
- UK covers European cities & resorts for design inspiration & shares information with US Buyers
- Constant testing of new trends – trial calendar in line with US

Choice and Diversity

- 8000 skus live at any one time
- UK has access to US items – International Buyer based in Chicago key communication position

UK: Merchandise Cont.

How we achieve this continued...

Differentiation

- Key exclusive products designed by the UK and US design teams
- Partnerships with Far Eastern factories because of US Buying power

Value

- UK benefits from US economies of scale in buying
- Research shows that customers see us as offering value for money
- Over 80% of range is directly imported as in the US

Safety

- UK Quality and IP Team ensure that we comply with all EEC and UK regulations

UK: Distribution Center

- We receive approximately 250,000 to 500,000 units over 75 to 175 different skus daily
- We process 100% of this and deliver to our stores within 24 hours
- Our storage capacity handles approximately £16M of stock and can hold approximately 6,000 skus at any one time
- We can despatch between 300,000 & 750,000 units per day in peak trading periods
- Our warehouse management systems have been developed to suit the UK & French operations by the US

UK: Distribution Center



UK: Marketing

Key Objective

To build Claire's into a stronger brand that delivers long term, competitive advantage within our market, creating a premium value for products.

Key Facts

- Research shows Claire's UK is women's favourite accessory store (Mintel)
- Coverage in over 30 key publications per month through free product placement

Key coverage: Vogue, Marie Claire, Tatler, Elle, Cosmo-girl & Elle-girl, teen mags & Sunday magazines

- We are quoted as a 'stylists dream' - so we target stylists as well as journalists
- Competitions & joint promotions are key – generate free space in key publications

Key partners: Fox Kids, teen magazines (Sugar, Bliss, Girl Talk etc) and book shops.

- Run Focus Groups & listen to feedback – ensures we give customers what they want
- Regularly nominated for key awards – Key Publications: 19, Prima, Drapers Record

Open & Honest Communications

- Transfer of knowledge – with all subsidiaries
- Empower employees to do their jobs
- Management required to work in stores
- Circular flow of information from stores to management
- MBWA (Management By Walking Around)

UK: Future Opportunities

- Product
- Efficiencies
- Structure

UK: Future Opportunities

- **Product**
  - Leverage US strengths
  - Take lead from US
  - Learn from US
  - US test bed for UK - product, marketing, etc.

UK: Future Opportunities

- Efficiencies
  - Focus on bottom line
  - View mature business vs. growth business
  - Cut out dead/inefficient procedures

UK: Future Opportunities

- **Structure**
  - Fit people into different structures
  - Mature business requires different teams
  - Make structure work to our advantage

Claire's France

Presented by:

Eric Goldberg, President

Tours La Riche


claire's
ear
piercing
claire's
claire's

FRANCE: Key Economical Data

Population		58,500,000
Age structure		
	0 – 19	24.6%
	20 – 39	28.1%
	40 – 59	26%
	Above	21.3%
Unemployment rate		9%
Inflation rate		1.6%

Source : INSEE

France: Life Stages of a Company


1
The infant company
2
The pioneer company
3
The rational company
4
The established company
5
The opportunity company
6
The transforming company

FRANCE: Store Base



200
150
100
50
0
42
57
105
155
FY01
FY02
FY03
FY04

FRANCE: Store Locations

STORE LOCATION	NUMBER
Railway Stations	1
High Streets	29
Malls	75
TOTAL	105

France: Real Estate Opportunities

Mainly malls dominate retail - (located outside of cities)

540 malls

189 locations in town centers with 75 opportunities for Claire's

Customers are used to driving for shopping

France: Merchandise

Trends

- Once French trends are defined, find out which ones can be shared with UK and US to maximize resources and ideas.

Sharing Information

- French Buyer informed of US new items every week (International buyer based in Chicago)
- France has access to UK items (French coordinator based in Birmingham)

Product Assortment

- Same array of products as UK stores with different department mixes due to French market requirements
- 8,000 Skus live same as UK

France: Merchandise Cont.

How we achieve this continued.....

- Buy as much product as possible from the US and UK
- Layer specific French products to fulfill local flavor
- Key partnerships with Far Eastern factories due to US and UK combined buying power

France: Marketing

Key Objective

To make Claire's Accessories brand known in France and inform customers that they can find whatever accessories they need in our stores

Key Facts

- Journalists now know our brand and ask for products
- Key coverage : ELLE, JEUNE & JOLIE, MARIE etc.


ELLE
QUOI DE NEUF?
TOUT CE QUI VA NOUS PLAIRE
ASTRO DE RENTRÉE


VOGUE

France: Goals

- Aggressive store opening plan
- Capitalize on lack of competition
- Continue to build infrastructure
- Continue to build Claire's Global Brand

Carré Sénart


ear
piercing
claire's
claire's
40

Germany, Austria, Switzerland (GSA) & Japan

Presented by:

Bonnie Schaefer, Vice Chairman

Claire's in Germany



claire's accessories
ear piercing

Claire's in Austria


Bijoux One
ear piercing

GSA: Key Factors

- Bijoux one - 53 stores purchased November, 1998
- Store count by the end of 2002: 94
- Distribution facilities in Switzerland and Austria
- Stores in Austria, Switzerland & Germany
- Average store size: 600 square foot

GSA: Key Economical Data

- Germany Only
- Population 82,500,000
- Age structure

0 – 19	15.5%
20 – 39	11%
40 – 59	31%
Above	26%

- Unemployment rate 16.9%
- Inflation rate .9%

Source: INSEE

GSA: Life Stages of a Company



1
The infant company
2
The pioneer company
3
The rational company
4
The established company
5
The opportunity company
6
The transforming company

GSA: Store Base



110
100
90
80
70
60
50
40
30
20
10
0
53
57
74
88
94
FY98
FY99
FY00
FY01
FY02

GSA: Store Locations

Store Locations	Number
Service Stations	1
Railway stations	6
High streets	37
Malls	50
Total	94

GSA: Real Estate

- Stores are on average 40% smaller than in USA
- More downtown locations than mall locations
- Real estate market is more fragmented than in USA
- Fewer national retail developers
- More restricted shopping hours
- Mall developers seek us out
- No outside brokers
- Leases are same as US - 10 years

GSA: How Business is Different from USA

- 3 different languages and different dialects as well
- 2 different currencies: EURO, swiss franc
- 4 different tax structures: corporate, VAT, sales and local taxes
- 3 different sets of employment laws

GSA: Merchandise

- Merchandise mix:
  70% imported
  30% local market
- 6000 SKU's compared to 10000 in U.S.
- Select merchandise from claire's "best sellers list"
- Huge economies of scale in buying

claire's

GSA: Goals

- Capitalize on lack of competition
- Continue to build infrastructure
- Continue to build Claire's Global Brand


claire's®
financials

Financials
Presented by:

Ira Kaplan, CFO

Financial Strength

- Strong balance sheet
- Great cash flow even in tough economic environments
- Low debt to equity ratio
- Ability to react quickly to economic trends

Cost to Open Store N.A. vs. Europe (Claire's) FY 02

	N.A.	Europe
Average Store Size	1,015 sq. ft.	650 sq. ft.
Four Wall Contribution	30%	33%
Average Sales per Store	$326,000	$407,000
Sales per Square Foot	$305	$715

Cost to Open Store N.A. vs. Europe (Claire's) FY 02

	N.A.	Europe
Fixtures & Leaseholds	$87,500	$92,600
Inventory	$25,000	$35,000
Four Wall Contribution	30%	33%
Return on Investment - Non-Cash	10 Months	3 Months

Financial Goals for FY 2003

- Manage inventory to meet expected demand
- Continue to control expenses
- Control promotional activity

Guidance for FY 2003

- Positive Same Store Sales Increases
  - +1-2 percent 3rd Quarter
  - +2–3 percent in the Second Half
  - +1 percent for the year
- Gross Margins to improve by approximately 220 bps

Guidance for FY 2003 (cont.)

- EPS to increase to $1.28 for FY 2003
  3rd quarter—$0.11 vs $0.07 last year
- Capital expenditures will approximate $40–50 million
- EBITDA to total approximately $136 million

Financial: European Key Money

- Good locations are valuable
- A rental agreement can be sold with a high profit
- The better the location the better value
- Tenant's property is strongly protected for the entire lease
- Key money is the only way to convince the landlord to sell his shop

Financial: European Key Money

- Key money is the only way to convince the landlord or current tenant to sell their shop
- Lease agreements are normal bought and sold
- The better the location the higher the value
- Tenants property is strongly protected

Five Year Plan: European Sales

(in millions)


550
500
450
400
350
300
250
200
250
300
350
420
500
F03
FY04
FY05
Y06
FY07

Five Year Plan:
European Operating Income



(in millions)
50
40
30
20
25
31
35
41
49
F03
FY04
FY05
Y06
FY07

Five Year Plan: European Store Count


1200
1100
1000
900
800
700
600
500
649
738
843
993
1143
F03
FY04
FY05
Y06
FY07

Five Year Plan: Goals

- Double sales in five years
- Double income from continuing operations
- Increase store base from 649 stores to 1,143 stores Over 500 new stores)
- Reminder: Sales in Europe are 1 ½ times more than the sales in NA

Financial Summary

- Claire's Accessories has always been profitable
- Positive cash flow even in a tough economy
- Strong balance sheet
- Disciplined capital allocation
- Positioned to improve performance for FY 2003

claire's®

Worldwide: 2,893 Stores (Q2)


Canada
169 Stores
USA
2, 029 Stores
Europe
596
Japan
99 Stores